Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Shareholders' Equity	Shareholders’ Equity
At December 31, 2018 and 2017, the Company had 50,000,000 authorized preferred shares and 500,000,000 authorized common shares each with a par value of $0.01. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared from time to time by the Board of Directors.
In November 2018, the Company announced its Board of Directors approved a share purchase program, under which the Company may repurchase up to an aggregate amount of $125.0 million of its outstanding equity securities over a two-year period. The timing of share purchases pursuant to the program is dependent upon certain factors, including but not limited to, market conditions and prices, available funds and alternative uses of capital. In December 2018, the Company repurchased 272,662 common shares at an average price of $12.82 for a total cost of $3.5 million.
At December 31, 2018, the Company had 70,726,800 common shares issued and 70,454,138 common shares outstanding. At December 31, 2017, the Company had 69,644,918 common shares issued and outstanding. At December 31, 2018 and 2017, no preferred shares were issued or outstanding.